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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  April 28, 1998


                                    SLI, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         OKLAHOMA                    0-25848                73-1412000
(State of Incorporation)            (Commission             (IRS Employer
                                    File Number)         Identification No.)


500 Chapman Street, Canton, Massachusetts                       02021
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (617) 828-2948


Item 5.  Other Events.

     The stockholders of SLI, Inc. (the "Company") approved the change of the Company's name from "Chicago Miniature Lamp, Inc." to "SLI, Inc." at the Annual Meeting of Stockholders held on April 27, 1998. The Board of Directors approved the name change at a special meeting held the same date. The Amendment to the Amended and Restated Certificate of Incorporation effecting the name change was filed with the Secretary of State of the State of Oklahoma on April 28, 1998.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CHICAGO MINIATURE LAMP, INC.


                                       By: /s/ Richard Parenti
                                       ----------------------------------
                                               Richard Parenti
                                               Vice President - Finance


Date: April 29, 1998